FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2008

SONOMA VALLEY BANCORP
(Name of registrant as specified in its charter)

California	000-31929	68-0454068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California             95476
(Address of principal executive office)                                        (Zip Code)

Registrant’s telephone number, including area code:      (707) 935-3200
 (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 - Other Events

Item 8.01  Other Events

Sonoma Valley Bancorp declared a cash dividend of thirty cents ($0.30) per share on August 21, 2008.  The cash dividend is payable to shareholders of record on September 15, 2008 and will be paid on September 30, 2008.  For more information, please see the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.                                           Exhibit Description

99	Press release dated August 21, 2008 titled "Sonoma Valley Bancorp Declares Cash Dividend"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2008

Sonoma Valley Bancorp, a California corporation

 /s/Mary Dieter Smith
Mary Dieter Smith
Chief Financial Officer
(Principal Finance and Accounting Officer)